UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 18, 2018
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

TABLE OF CONTENTS

Item 5.07	Submission of Matters to a Vote of Security Holders
SIGNATURES

.

Section 5 -	Corporate Governance and Management
Item 5.07.	Submission of Matters to a Vote of Security Holders

Weyerhaeuser Company’s Annual Meeting of Shareholders was held on May 18, 2018. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on the following three items of business:

Proposal 1. Shareholders re-elected for one-year terms of service to the board of directors the following director nominees: Mark A. Emmert, Rick R. Holley, Sara Grootwassink Lewis, John F. Morgan Sr., Nicole W. Piasecki, Marc F. Racicot, Lawrence A. Selzer, Doyle R. Simons, D. Michael Steuert, Kim Williams and Charles R. Williamson. The final vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Mark A. Emmert	552,160,021	8,819,004	946,511	105,729,519
Rick R. Holley	551,567,495	9,484,008	874,033	105,729,519
Sara Grootwassink Lewis	555,306,700	5,759,714	859,122	105,729,519
John F. Morgan Sr.	557,853,289	3,223,071	849,176	105,729,519
Nicole W. Piasecki	545,604,421	15,380,465	940,650	105,729,519
Marc F. Racicot	555,305,888	5,642,981	976,667	105,729,519
Lawrence A. Selzer	555,782,274	5,179,893	963,369	105,729,519
Doyle R. Simons	552,016,661	8,959,246	949,629	105,729,519
D. Michael Steuert	548,582,747	12,305,955	1,036,834	105,729,519
Kim Williams	549,777,996	11,155,424	992,116	105,729,519
Charles R. Williamson	548,566,860	12,392,853	965,823	105,729,519

Proposal 2. Shareholders approved, on an advisory and non-binding basis, the compensation of the company's named executive officers as disclosed in the company's definitive proxy materials. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
540,396,735	18,707,661	2,821,140	105,729,519

Proposal 3. Shareholders ratified, on an advisory and non-binding basis, the selection and appointment of KPMG LLP as the company’s independent registered public accounting firm for 2018. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
657,181,984	9,188,189	1,284,882	-0-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 21, 2018